EXHIBIT 99.1 Filed by Enterprise Financial Services Corp Pursuant to Rule 425 of the Securities Act of 1933 and deemed filed pursuant to Rule 14a-6(b) of the Securities Exchange Act of 1934 Subject Company: Trinity Capital Corporation Commission File No.: 001-15373 Enterprise Financial Services Corp Fourth Quarter 2018 Investor Presentation

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 5.6 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial "C&I" Talent Loans $ Billion • Product Breadth 0.9 ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix MSAs • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team Name, Age, Title Years at Enterprise James B. Lally, 51, President & Chief Executive Officer, EFSC 15 Keene S. Turner, 39, Executive Vice President & Chief Financial Officer, EFSC 5 Scott R. Goodman, 55, President, Enterprise Bank & Trust 15 Douglas N. Bauche, 49, Chief Credit Officer, Enterprise Bank & Trust 18 Mark G. Ponder, 48, EVP, Chief Administrative Officer 6 Nicole M. Iannacone, 39, EVP, Chief Risk Officer & General Counsel 4 Loren E. White, 62, SVP & Head of Human Resources 4 4

Differentiated Business Model: Built for Quality Earnings Growth



Target Audience

Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals



Tailored Solutions

Targeted Array of Banking and Wealth Management Services to Meet our Clients' Needs



Expertise

Experienced Bankers and Advisors

5

Three Urban Markets Arizona Kansas Loans $337MM $719MM $2.3B Deposits $189MM $788MM $3.6B Branches 2 7 19 Deposit Market Share 1 29th/0.22% 17th/1.28% 4th/4.45% JPMorgan Chase UMB US Bancorp Primary Competitors Wells Fargo Commerce Bank of America Bank of America Bank of America Commerce 1 Source: 9/30/2018 data, S&P Global Market Intelligence. 6

Strategic Combination with Trinity Capital Corporation ("Trinity") Announced November 1st, 2018

Trinity Overview

- Headquartered in Los Alamos, New Mexico, Trinity was founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory
- Operates 6 branches in 3 New Mexico MSAs
  - 98% core deposits, with substantial and defensible deposit market share in Los Alamos and Santa Fe
- OCC consent order and Fed written agreement lifted in 4Q17 – 1Q18, positioning Trinity to focus on growth
- Total Assets: $1,284 million
- Total Loans: $721 million (64% loans to deposits)
- Total Deposits: $1,124 million (15 bps cost of deposits)



New Mexico
$188 million average deposits per branch
Branches: 2
Deposits: $663 million
Market Rank: 1
Market Share: 84%
Los Alamos
Santa Fe
Branches: 3
Deposits: $438 million
Market Rank: 4
Market Share: 14%
Branches: 1
Deposits: $27 million
Market Rank: 17
Market Share: <1%
Albuquerque

Transaction Overview

Transaction Value (1) (2)	$213 million; approximately $38 million in cash and $175 million in EFSC stock
Transaction Pricing (1) (3)	Price / Tangible Book Value: 2.02x Price / 2019E EPS: 17.2x; 9.6x including fully-phased after-tax cost savings Core Deposit Premium: 9.7%
Estimated Financial Impact (4)	EPS Accretion: 2019E Operating: ~3%; 2020E GAAP: ~8% TBVPS Earnback Period: ~3 years

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
Announced transaction value based on EFSC's closing share price of $43.45 on October 31st, 2018.
Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share.
Tangible book value includes value of stock owned by Trinity's ESOP; Core deposits defined as total deposits, less time deposits with balances greater than $250,000.
Operating EPS excludes ~$11.7 million after-tax merger charge.

7

Focused Loan Growth Strategies 6.1% Specialized Market Segments Represent 31% of Total Portfolio Loans, Offering Competitive 10.7% Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 9.6% Expectations for future growth includes continued 1.9% focus in these specialized market segments. 3.1% Total Portfolio Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $263 million in loans $82 million in loans $136 million in loans outstanding related to $466 million in M&A $418 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 8

History of Strong C&I Growth $2,121 In Millions 15% 5-Year CAGR $1,919 $1,633 $1,484 $1,264 $1,042 Q4 '13 Q4 '14 Q4 '15 Q4 '16 Q4 '17 Q4 '18 9

Buying Process 10

Customer Focus Source: Greenwich Associates 11

Portfolio Loan Trends 7% Portfolio Loan Growth In Millions $4,333 $4,252 $4,250 $4,162 $4,067 Q4' 17 Q1' 18 Q2' 18 Q3' 18 Q4' 18 12

Drivers of Loan Growth December 31, 2016 – December 31, 2017 December 31, 2017 – December 31, 2018 $949 Million $266 Million General Commercial & Industrial Commercial/Construction RE 3% 11% Life Insurance Premium Finance Agriculture Life Insurance 6% 13% Premium Finance Enterprise Value Lending Tax Credits 16% 2% 8% Enterprise Value General Lending 17% Commercial & Industrial 17% Tax Credits 8% Commercial/ Construction RE JCB Acquisition 29% 70% 13

Attractive Deposit Mix Total Deposits DDA $4.6 Billion 24% • Significant DDA Composition • Stable Cost of Deposits Interest Bearing Transaction Accts • Improving Core Funding 23% In Millions 38% 27.0% 25.7% 24.7% 25.2% 24.0% 15% MMA & Savings $4,588 $4,281 $4,248 $4,156 $4,210 CD Cost of Deposits 0.95% 10% Deposit Growth Q4 2017 – Q4 2018 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Deposits DDA % 14

Core Funding Mix In Millions Commercial Business Banking Consumer $1,879 $494 $1,636 47% 12% 41% 17% 22% 11% 38% 17% 11% 16% 6% 32% 54% 41% 1% 4% 23% 2% 3% 1% 1% Brokered deposits: $580 15

Financial Scorecard Q4 2018 Compared to Q4 2017 219%2 Continued Growth in EPS Consistent 7% 4 bps efficiency ratio Drive Net Interest Defend Core Net Achieve Further Income Growth in Interest Margin1 Improvement in Core Dollars with Favorable Operating Leverage1 Loan Growth Trends 10% Enhance Deposit Levels to Support Growth EPS: $1.02 ROAA: 1.69% 1A Non GAAP Measure, Refer to Appendix for Reconciliation 2Q4 2017 included the impact of deferred tax asset charges due to tax reform 16

Earnings Per Share Trend - 2018 Year to Date Changes in EPS $1.11 $0.19 $0.14 $0.13 $(0.33) $0.52 $3.83 $2.07 2017 Net Interest Loan Loss Noninterest Merger Related Noninterest Income Tax 2018 Income Provision Income Expense Expense Expense 17

Earnings Per Share Trend - Q4 2018 Changes in EPS $0.09 $0.01 $0.09 $(0.04) $(0.10) $1.02 $0.97 Q3 '18 Net Interest Noninterest Noninterest Merger Related Income Tax Q4 '18 Income Income Expense Expense Expense 18

Net Interest Income Trend In Millions 3.73% 3.74% 3.75% 3.74% 3.77% $50.6 $48.1 $47.4 $46.2 $47.0 $48.5 $46.8 $47.6 $44.9 $45.4 8% Core NII Growth Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 19

Credit Trends for Loans Net Charge-offs Portfolio Loan Growth In Millions 33bps 26bps $95 23bps $90 $83 $70 6 bps (2)bps $(2) Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Net Provision for Loans Q4 2018 EFSC Peer(1) In Millions NPA’s/Assets = 0.30% 0.61% $2.9 $2.3 $2.1 NPL’s/Loans = 0.38% 0.74% $1.9 ALLL/NPL’s = 259.6% 130.4% $0.4 ALLL/Loans = 1.00% 0.98% Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 (1) Peer median data as of 9/30/2018 (source: S&P Global Market Intelligence) 20

Noninterest Income In Millions Fee Income Other Fee Income Detail $11.1 $10.7 $9.7 $2.2 $9.5 $2.8 $2.8 $0.3 $0.1 $2.3 $8.4 $0.1 $2.8 $0.2 $2.3 $0.2 $2.3 $2.8 $1.4 $1.7 $0.2 $1.0 $0.3 $0.2 $1.7 $1.8 $1.7 $1.5 $1.5 $1.8 $0.1 $0.6 $0.2 $1.4 $0.3 $0.1 $0.2 $0.4 $2.9 $2.8 $3.0 $3.0 $2.9 $2.1 $0.2 $1.3 $1.4 $1.0 $1.0 $2.2 $2.1 $2.1 $2.0 $2.0 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage State Tax Credits Non-core Acquired 21

Operating Expenses Trend 54% 52.4% 52.2% 50.2% 49.8% In Millions $30.7 $29.9 $29.1 $29.2 $28.3 $1.3 $0.7 $0.1 $15.3 $16.5 $16.6 $16.3 $16.6 $2.4 $2.4 $2.3 $2.4 $2.4 $10.5 $10.2 $10.3 $10.5 $10.4 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Other Occupancy Employee compensation and benefits Merger related expenses/other non-core expenses Core Efficiency Ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

Positive Momentum in Earnings Per Share $1.02 $0.97 $0.95 $0.90 Five-Year CAGR 42% $0.69 $0.67 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.36 $0.32 $0.30 $0.30 $0.18 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 467% EPS Growth from Q4 2014 to Q4 2018 Note: Q1 and Q2 2017 included merger related charges. Q4 2017 included the impact of deferred tax asset charges due to tax reform. 23

Five-Year Financial Highlights In Thousands, except per share data 2018 2017* 2016 2015 2014 Net Interest Income $191,905 $177,304 $135,495 $120,410 $117,368 Total Noninterest Income $38,347 $34,394 $29.059 $20,675 $16,631 Net Income $89,217 $48,190 $48,837 $38,450 $27,173 Earnings Per Share (diluted) $3.83 $2.07 $2.41 $1.89 $1.35 Return on Average Tangible Common Equity 19.83% 11.63% 14.42% 12.77% 10.19% Return on Average Assets 1.64% 0.97% 1.29% 1.14% 0.86% Total Assets $5,645,662 $5,289,225 $4,081,328 $3,608,483 $3,277,003 *2017 results reduced by $12.1 million, or $0.52 per diluted share, deferred tax asset remeasurement charge due to tax reform. 24

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions ROATCE Capital Uses the Past 5 Years* 22.0% $250 $224 19.83% 20.0% $200 18.0% $142 16.0% $150 14.42% 14.0% 12.77% $100 12.0% 11.63% 10.19% $50 $41 $39 10.0% 8.0% $0 h A e s 2014 2015 2016 2017** 2018 t & as d ow M h en r rc id G u iv ep D R re ha S *For the period of 2014 to 2018 **2017 results reduced by $12.1 million, or 2.92%, deferred tax asset remeasurement charge due to tax reform. 25

Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value 3 Year 5 Year 95% 52% 37% 29% EFSC Index EFSC Index Total Shareholder Return Note: Index = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 12/31/2018 26

4th Quarter 2018 EFSC Investor Presentation Appendix

Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Snapshot • Consistent with M&A Expansion Strategy • Enhanced EFSC's footprint in the St. Louis MSA, while building total balance sheet size to $5 billion in assets • Top five deposit market share in St. Louis MSA Achievements • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch 28

Effective Tax Rate Reconciliation 2018 2017 Q4 2017 Federal Tax Rate 21.00% 35.00% 35.00% State Tax, Net of Federal Benefit 2.32% 1.94% 1.94% Excess Tax Benefits (1.56)% (2.47)% (1.25)% Tax Credit Investments (4.66)% (1.89)% (3.62)% Other Tax Adjustments 0.23% (2.28)% (3.90)% Pre-DTA Effective Tax Rate 17.33% 30.30% 28.17% Impact of Tax Law Changes (2.64)% 14.00% 44.30% Ending Effective Tax Rate 14.69% 44.30% 72.47% 29

Balance Sheet Positioned for Growth Modest Asset High-quality, 62% Floating Cash-flowing 8.66% Sensitivity 24.0% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 4.9%) Duration Average Assets Duration 30

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $80 2016 2017 2018 FDIC-Assisted Million in Net Transactions Earnings Since $15,018 $8,106 $8,079 Since December Acquisition 2009 Dollars in Thousands Significant Terminated all loss share agreements with Contribution to $31 Million of the FDIC in December 2015 Future Earnings Remaining with Estimated Contractual Future Cash Flows with $16 Million Accretable Yield Early termination charge from Q4 2015 of $9 Million Carrying Value earned back 100% in Q1 2016 Accretable yield estimate as of 12/31/2018 31

Capital Management Tangible Common Equity/Tangible Assets • 2,000,000 Share Common Stock Repurchase Plan • ~ 10% of EFSC Outstanding Shares 8.69% 8.88% 8.76% 8.66% • No Specified End Date 8.14% 7.78% • Disciplined, Patient Approach Based on Market Conditions • Sufficient Capital to Support Growth Plans 2013 2014 2015 2016 2017 2018 • $0.14 1st quarter 2019 Dividend 32

Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as net interest margin, efficiency ratios, regulatory capital ratios, and the tangible common equity ratio, in this presentation that are considered “non- GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Commencing in the fourth quarter of 2018, due to declining balances in the non-core acquired loan portfolio, the Company determined to no longer report core earnings, which is a non-GAAP measure, on a full income statement presentation basis as the variance to the most directly comparable GAAP measure is now insignificant and to avoid any suggestion that such non-GAAP presentation exhibits prominence over the most directly comparable GAAP measure. The Company considers its core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of non-comparable items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude the gain or loss on sale of other real estate from non-core acquired loans, and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, deferred tax asset revaluation due to U.S. corporate income tax reform, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company's capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of median of publicly traded banks with total assets from $2-$9 billion with commercial loans greater than 20% and consumer loans less than 10%. 33

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	For the Year ended Dec 31, 2018	Dec 31, 2017
CORE PERFORMANCE MEASURES							
Net interest income	$ 50,593	$ 48,093	$ 47,048	$ 46,171	$ 47,404	$ 191,905	$ 177,304
Less: Incremental accretion income	2,109	535	291	766	2,503	3,701	7,718
Core net interest income	48,484	47,558	46,757	45,405	44,901	188,204	169,586
Total noninterest income	10,702	8,410	9,693	9,542	11,112	38,347	34,394
Less: Other income from non-core acquired assets	10	7	18	1,013	(6)	1,048	(6)
Less: Gain on sale of investment securities	—	—	—	9	—	9	22
Less: Other non-core income	26	—	649	—	—	675	—
Core noninterest income	10,666	8,403	9,026	8,520	11,118	36,615	34,378
Total core revenue	59,150	55,961	55,783	53,925	56,019	224,819	203,964
Total noninterest expense	30,747	29,922	29,219	29,143	28,260	119,031	115,051
Less: Other expenses related to non-core acquired loans	40	12	(229)	14	114	(163)	240
Less: Facilities disposal	—	—	239	—	—	239	389
Less: Merger related expenses	1,271	—	—	—	—	1,271	6,462
Less: Non-recurring excise tax[1]	—	682	—	—	—	682	—
Core noninterest expense	29,436	29,228	29,209	29,129	28,146	117,002	107,960
Core efficiency ratio	49.77%	52.23%	52.36%	54.02%	50.24%	52.04%	52.93%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)							
Net interest income	$ 50,786	$ 48,299	$ 47,254	$ 46,386	$ 47,824	$ 192,725	$ 179,114
Less: Incremental accretion income	2,109	535	291	766	2,503	3,701	7,718
Core net interest income	$ 48,677	$ 47,764	$ 46,963	$ 45,620	$ 45,321	$ 189,024	$ 171,396
Average earning assets	$5,118,319	$5,072,573	$5,023,607	$4,948,875	$4,826,271	$5,041,395	$4,611,671
Reported net interest margin	3.94%	3.78%	3.77%	3.80%	3.93%	3.82%	3.88%
Core net interest margin	3.77%	3.74%	3.75%	3.74%	3.73%	3.75%	3.72%

[1] Income tax for the quarter ended September 30, 2018, includes a $2.7 million income tax planning benefit, associated with the excise tax expense, recognized upon finalization of the Company's 2017 tax returns.

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Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Year ended December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
CORE PERFORMANCE MEASURES				
Net interest income	$ 191,905	$ 177,304	$ 135,495	$ 120,410
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	188,204	169,586	123,515	107,618
Total noninterest income	38,347	34,394	29,059	20,675
Less: Gain on sale of other real estate from non-core acquired loans	1,048	(6)	1,565	107
Less: Other income from non-core acquired assets	—	—	621	—
Less: Gain on sale of investment securities	9	22	86	23
Less: Change in FDIC loss share receivable	—	—	—	(5,030)
Less: Other non-core income	675	—	—	—
Core noninterest income	36,615	34,378	26,787	25,575
Total core revenue	224,819	203,964	150,302	133,193
Total noninterest expense	119,031	115,051	86,110	82,226
Less: Merger related expenses	1,271	6,462	1,386	—
Less: Other expenses related to non-core acquired loans	(163)	240	1,094	1,558
Less: Facilities disposal charge	239	389	1,040	—
Less: Executive severance	—	—	332	—
Less: FDIC loss share termination	—	—	—	2,436
Less: FDIC clawback	—	—	—	760
Less: Non-recurring excise tax	682	—	—	—
Less: Other non-core expenses	—	—	41	—
Core noninterest expense	117,002	107,960	82,217	77,472
Core efficiency ratio	52.04%	52.93%	54.7%	58.17%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (FULLY TAX EQUIVALENT)				
Net interest income	$ 192,725	$ 179,114	$ 137,261	$ 122,141
Less: Incremental accretion income	3,701	7,718	11,980	12,792
Core net interest income	$ 189,024	$ 171,396	$ 125,281	$ 109,349
Average earning assets	$ 5,041,395	$ 4,611,671	$ 3,570,186	$ 3,163,339
Reported net interest margin	3.82%	3.88%	3.84%	3.86%
Core net interest margin	3.75%	3.72%	3.51%	3.46%

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4th Quarter 2018 EFSC Investor Presentation Q&A